Filed under Rule 497(k)
Registration No. 811-7725

SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 29, 2013

Effective immediately, for the following portfolios:

Mid Cap Value Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Lord Abbett & Co. LLC (“Lord Abbett”) is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Jeff Diamond	2008	Portfolio Manager

Noah Petrucci	2013	Portfolio Manager

Please retain this supplement for future reference.

Dated: October 11 2013